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                                                                 EXHIBIT 25.1


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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.   20549

                                    FORM T-1

STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE ACT OF 1939 OF A CORPORATION
                         DESIGNATED TO ACT AS TRUSTEE

   CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO
                         SECTION 305(b)(2) ___________

                         ------------------------------

                             BANKERS TRUST COMPANY
              (Exact name of trustee as specified in its charter)

    NEW YORK                                               13-4941247
(Jurisdiction of Incorporation                             (I.R.S. Employer
if not a U.S. national bank)                               Identification n.)


FOUR ALBANY STREET
NEW YORK, NEW YORK                                         10006
(Address of principal                                      (Zip Code)
executive offices)

                       ---------------------------------

                        THE CHASE MANHATTAN CORPORATION
              (Exact name of obligor as specified in the charter)


DELAWARE                                                 13-2633613
(State or other jurisdiction of                          (I.R.S. employer
Incorporation or organization)                           Identification no.)


1 CHASE MANHATTAN PLAZA
NEW YORK, NY                                             10081
(Address of principal executive offices)                 (Zip Code)

                         ------------------------------

                       SENIOR DEBT SECURITIES & WARRANTS
                      (Title of the indenture securities)

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ITEM   1.        GENERAL INFORMATION.
                 Furnish the following information as to the trustee.

                 (a) Name and address of each examining or supervising authority to which it is subject.

                 NAME                                          ADDRESS

                 Federal Reserve Bank (2nd District)           New York, NY
                 Federal Deposit Insurance Corporation         Washington, D.C.
                 New York State Banking Department             Albany, NY

                 (b) Whether it is authorized to exercise corporate trust powers.

                          Yes.

ITEM   2.        AFFILIATIONS WITH OBLIGOR.

                 If the obligor is an affiliate of the Trustee, describe each such affiliation.

                 None.

ITEM   3. -15.   NOT APPLICABLE

ITEM  16.        LIST OF EXHIBITS.

                EXHIBIT 1 -       Restated Organization Certificate of Bankers
                                  Trust Company dated August 7, 1990 and
                                  Certificate of Amendment of the Organization
                                  Certificate of Bankers Trust Company dated
                                  March 28, 1994 - Incorporated herein by reference to Exhibit 1 filed with Form 1
                                  Statement, Registration No. 33-79862..

                EXHIBIT 2 -       Certificate of Authority to commence business
                                  - Incorporated herein by reference to Exhibit
                                  2 filed with Form T-1 Statement, Registration
                                  No. 33-21047.


                EXHIBIT 3 -       Authorization of the Trustee to exercise
                                  corporate trust powers - Incorporated herein by reference to Exhibit 2 filed with Form T-1
                                  Statement, Registration No. 33-21047.

                EXHIBIT 4 -       Existing By-Laws of Bankers Trust Company,
                                  dated as amended on September 21, 1993. -
                                  Incorporated herein by reference to Exhibit 4
                                  filed with Form T-1 Statement, Registration
                                  No. 33-52359.
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                EXHIBIT 5 -       Not applicable.

                EXHIBIT 6 -       Consent of Bankers Trust Company required by
                                  Section 321(b) of the Act. - Incorporated herein by reference to Exhibit 4 filed with Form T-1 Statement, Registration No.
                                  22-18864.

                EXHIBIT 7 -       A copy of the latest report of condition of
                                  Bankers Trust Company dated as of June 30,
                                  1994 - Attached

                EXHIBIT 8 -       Not Applicable

                EXHIBIT 9 -       Not Applicable
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                                   SIGNATURE



         Pursuant to the requirements of the Trust Indenture Act of 1939 the trustee, Bankers Trust Company, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 29th day of August, 1994.


                                              BANKERS TRUST COMPANY



                                              By:     Susan Johnson
                                                 ---------------------------
                                                      Susan Johnson
                                                      Assistant Vice President
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
Legal Title of Bank:      Bankers Trust Company                     Call Date:     3/31/94  ST-BK:  36-4840    FFIEC 031
Address:                          130 Liberty Street                                                           Page RC-1
City, State    ZIP:               New York, NY  10006
FDIC Certificate No.:     |  0 |  0 |  6 |  2 |  3

Consolidated Report of Condition for Insured Commercial and State-Chartered Savings Banks June 30, 1994

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, reported the amount outstanding as of the last business day of the quarter.

Schedule RC--Balance Sheet

                                                                                                             -----------------
                                                                                                             |    C400        |
                                                                                    -------------------------------------------
                                                         Dollar Amounts in Thousands|            RCFD       Bil Mil Thou      |
- --------------------------------------------------------------------------------------------------------------------------------
ASSETS                                                                              |  / / / / / / / / / / / / / / / / / /     |
 1.   Cash and balances due from depository institutions (from Schedule RC-A):      |  / / / / / / / / / / / / / / / / / /     |
      a.   Noninterest-bearing balances and currency and coin(1) ................   |            0081          2,650,000       |1.a.
      b.   Interest-bearing balances(2) .........................................   |            0071          2,075,000       |1.b.
 2.   Securities:                                                                   |  / / / / / / / / / / / / / / / / / /     |
      a.   Held-to-maturity securities (from Schedule RC-B, column A) ...........   |            1754                  0       |2.a.
      b.   Available-for-sale securities (from Schedule RC-B, column D)..........   |            1773          4,364,000       |2.b.
 3    Federal funds sold and securities purchased under agreements to resell in     |  / / / / / / / / / / / / / / / / / /     |
      domestic offices of the bank and of its Edge and Agreement subsidiaries,      |  / / / / / / / / / / / / / / / / / /     |
      and in IBFs:                                                                  |  / / / / / / / / / / / / / / / / / /     |
      a.   Federal funds sold ...................................................   |            0276          4,286,000       |3.a.
      b.   Securities purchased under agreements to resell ......................   |            0277            617,000       |3.b.
 4.   Loans and lease financing receivables:                                        |  / / / / / / / / / / / / / / / / / /     |
      a.   Loans and leases, net of unearned income                                 |  / / / / / / / / / / / / / / / / / /     |
           (from Schedule RC-C)                           RCFD 2122   16,088,000    |  / / / / / / / / / / / / / / / / / /     |4.a.
      b.   LESS:   Allowance for loan                                               |  / / / / / / / / / / / / / / / / / /     |
           and lease losses...............................RCFD 3123    1,264,000    |  / / / / / / / / / / / / / / / / / /     |4.b.
      c.   LESS:   Allocated transfer risk reserve .......RCFD 3128            0    |  / / / / / / / / / / / / / / / / / /     |4.c.
      d.   Loans and leases, net of unearned income,                                |  / / / / / / / / / / / / / / / / / /     |
           allowance, and reserve (item 4.a minus 4.b and 4.c) ..................   |            2125         14,824,000       |4.d.
 5.   Assets held in trading accounts ...........................................   |            3545         37,240,000       |5.
 6.   Premises and fixed assets (including capitalized leases) ..................   |            2145            727,000       |6.
 7.   Other real estate owned (from Schedule RC-M) ..............................   |            2150            277,000       |7.
 8.   Investments in unconsolidated subsidiaries and associated companies (from     |  / / / / / / / / / / / / / / / / / /     |
      Schedule RC-M)                                                                |            2130            184,000       |8.
 9.   Customers' liability to this bank on acceptances outstanding ..............   |            2155            401,000       |9.
10.   Intangible assets (from Schedule RC-M) ....................................   |            2143             10,000       |10.
11.   Other assets (from Schedule RC-F) .........................................   |            2160          9,251,000       |11.
12.   Total assets (sum of items 1 through 11) ..................................   |            2170         76,906,000       |12.
                                                                                      ------------------------------------------



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(1)      Includes cash items in process of collection and unposted debits.
(2)      Includes time certificates of deposit not held in trading accounts.
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
Legal Title of Bank:      Bankers Trust Company                     Call Date:     3/31/94  ST-BK:  36-4840    FFIEC 031
Address:                          130 Liberty Street                                                           Page  RC-2
City, State      Zip:     New York, NY  10006
FDIC Certificate No.:     |  0 |  0 |  6 |  2 |  3

Schedule RC--Continued                                                            -----------------------------------------
                                                       Dollar Amounts in Thousands| / / / / / / /     Bil Mil Thou        |
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
LIABILITIES                                                                       |  / / / / / / / / / / / / / / / / / / / |
13. Deposits:                                                                     |  / / / / / / / / / / / / / / / / / / / |
    a.   In domestic offices (sum of totals of columns A and C from Schedule      |  / / / / / / / / / / / / / / / / / / / |
         RC-E, part I)                                                            | RCON 2200           7,980,000          |13.a.
         (1)   Noninterest-bearing(1) ...........RCON 6631         3,321,000....  |  / / / / / / / / / / / / / / / / / / / |13.a.(1)
         (2)  Interest-bearing ..................RCON 6636         4,659,000....  |  / / / / / / / / / / / / / / / / / / / |13.a.(2)
    b.   In foreign offices, Edge and Agreement subsidiaries, and IBFs (from      |  / / / / / / / / / / / / / / / / / / / |
         Schedule RC-E part II)                                                   |  / / / / / / / / / / / / / / / / / / / |
                                                                                  | RCFN 2200          14,303,000          |13.b.
         (1)   Noninterest-bearing ..............RCFN 6631           631,000....  |  / / / / / / / / / / / / / / / / / / / |13.b.(1)
         (2)   Interest-bearing .................RCFN 6636        13,672,000....  |  / / / / / / / / / / / / / / / / / / / |13.b.(2)
14. Federal funds purchased and securities sold under agreements to repurchase    |  / / / / / / / / / / / / / / / / / / / |
    in domestic offices of the bank and of its Edge and Agreement subsidiaries,   |  / / / / / / / / / / / / / / / / / / / |
    and in IBFs:                                                                  |  / / / / / / / / / / / / / / / / / / / |
    a.   Federal funds purchased ...............................................  | RCFD 0278            6,820,000         |14.a.
    b.   Securities sold under agreements to repurchase ........................  | RCFD 0279              839,000         |14.b.
15. a.   Demand notes issued to the U.S. Treasury ..............................  | RCON 2840                    0         |15.a.
    b.   Trading liabilities ...................................................  | RCFD 3548           23,272,000         |15.b.
16. Other borrowed money:                                                         |  / / / / / / / / / / / / / / / / / / / |
    a.   With original maturity of one year or less ............................  | RCFD 2332            8,463,000         |16.a.
    b.   With original maturity of more than one year ..........................  | RCFD 2333            1,261,000         |16.b.
17. Mortgage indebtedness and obligations under capitalized leases .............  | RCFD 2910               11,000         |17.
18. Bank's liability on acceptances executed and outstanding ...................  | RCFD 2920              401,000         |18.
19. Subordinated notes and debentures ..........................................  | RCFD 3200            1,283,000         |19.
20. Other liabilities (from Schedule RC-G) .....................................  | RCFD 2930            8,057,000         |20.
21. Total liabilities (sum of items 13 through 20) .............................  | RCFD 2948           72,690,000         |21.
                                                                                  |  / / / / / / / / / / / / / / / / / / / |
22. Limited-life preferred stock and related surplus ...........................  | RCFD 3282                    0         |22.
EQUITY CAPITAL                                                                    |  / / / / / / / / / / / / / / / / / / / |
23. Perpetual preferred stock and related surplus ..............................  | RCFD 3838              250,000         |23.
24. Common stock ...............................................................  | RCFD 3230              852,000         |24.
25. Surplus (exclude all surplus related to preferred stock) ...................  | RCFD 3839              498,000         |25.
26. a.   Undivided profits and capital reserves ................................  | RCFD 3632            2,905,000         |26.a.
    b.   Net unrealized holding gains (losses) on available-for-sale securities.  | RCFD 8434               42,000         |26.b.
27. Cumulative foreign currency translation adjustments ........................  | RCFD 3284             (331,000)        |27.
28. Total equity capital (sum of items 23 through 27) ..........................  | RCFD 3210            4,216,000         |28.
29. Total liabilities, limited-life preferred stock, and equity capital (sum of   |  / / / / / / / / / / / / / / / / / / / |
    items 21, 22, and 28) ......................................................  | RCFD 3300           76,906,000         |29.
                                                                                  -----------------------------------------

Memorandum
To be reported only with the March Report of Condition.
   1. Indicate in the box at the right the number of the statement below that best describes the most comprehensive level of auditing work performed for the bank by independent external auditors as of any date during 1993 .................................................

                                                                                                   Number
                                                                                          -----------------------
                                                                                       |  RCFD 6724  N/A |  M.1
                                                                                          --------------

1 = Independent audit of the bank conducted in accordance        4  =  Directors' examination of the bank performed by other
    with generally accepted auditing standards by a certified          external auditors (may be required by state chartering
    public accounting firm which submits a report on the bank          authority)
2 = Independent audit of the bank's parent holding company       5  =  Review of the bank's financial statements by external
    conducted in accordance with generally accepted auditing           auditors
    standards by a certified public accounting firm which        6  =  Compilation of the bank's financial statements by external
    submits a report on the consolidated holding company               auditors
    (but not on the bank separately)                             7  =  Other audit procedures (excluding tax preparation work)
3 = Directors' examination of the bank conducted in              8  =  No external audit work
    accordance with generally accepted auditing standards
    by a certified public accounting firm (may be required by
    state chartering authority)

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(1)      Including total demand deposits and noninterest-bearing time and savings deposits.